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                                                                   EXHIBIT 24.1

                            OFFICERS AND DIRECTORS OF
                                  FTD.COM INC.

                                POWER OF ATTORNEY

                   Know all persons by these presents, that the undersigned officers and/or directors of FTD.COM INC. (the "Company") hereby constitute and appoint Michael J. Soenen with full power of substitution and resubstitution, as attorney of the undersigned, to sign a Registration Statement or Registration Statements on Form S-8 pursuant to the Securities Act of 1933, as amended, concerning certain shares of the Class A common stock, par value $.01 per share, of the Company to be offered in connection with the FTD.COM INC. 1999 Equity Incentive Plan and any and all amendments (including post-effective amendments) to such Registration Statement(s) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

                  IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 20th day of June, 2000.



/s/RICHARD C. PERRY                         Chairman of the Board and Director
---------------------------------
Richard C. Perry


/s/HABIB Y. GORGI                                        Director
---------------------------------
Habib Y. Gorgi


/s/SAMUEL I. HILL                                        Director
---------------------------------
Samuel I. Hill


/s/VERONICA K. HO                                        Director
---------------------------------
Veronica K. Ho


/s/RICHARD M. OWEN                                       Director
---------------------------------
Richard M. Owen


/s/GARY K. SILBERBERG                                    Director
---------------------------------
Gary K. Silberberg